American Century Investments®
Quarterly Portfolio Holdings
Avantis® Moderate Allocation ETF (AVMA)
May 31, 2026

Avantis Moderate Allocation ETF - Schedule of Investments
MAY 31, 2026 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 99.9%
Domestic Equity Funds — 46.1%
Avantis Real Estate ETF	23,414	1,111,463
Avantis U.S. Equity ETF	151,752	19,346,862
Avantis U.S. Large Cap Value ETF	75,995	6,860,829
Avantis U.S. Mid Cap Equity ETF	7,935	623,850
Avantis U.S. Mid Cap Value ETF	7,734	612,842
Avantis U.S. Small Cap Equity ETF	23,391	1,610,938
Avantis U.S. Small Cap Value ETF	13,131	1,576,376
		31,743,160
Domestic Fixed Income Funds — 26.6%
Avantis Core Fixed Income ETF	299,326	12,416,043
Avantis Short-Term Fixed Income ETF	125,980	5,882,006
		18,298,049
International Equity Funds — 19.1%
Avantis Emerging Markets Equity ETF	33,137	3,212,301
Avantis Emerging Markets Small Cap Equity ETF	5,857	418,073
Avantis Emerging Markets Value ETF	21,684	1,468,224
Avantis International Equity ETF	50,194	4,600,280
Avantis International Large Cap Value ETF	30,715	2,452,285
Avantis International Small Cap Equity ETF	5,665	450,651
Avantis International Small Cap Value ETF	4,907	540,849
		13,142,663
International Fixed Income Funds — 8.1%
Avantis Credit ETF(2)	109,069	5,595,240
TOTAL UNDERLYING FUNDS (Cost $59,418,461)		68,779,112
SHORT-TERM INVESTMENTS — 0.1%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	50,286	50,286
State Street Navigator Securities Lending Government Money Market Portfolio(3)	21,000	21,000
TOTAL SHORT-TERM INVESTMENTS (Cost $71,286)		71,286
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $59,489,747)		68,850,398
OTHER ASSETS AND LIABILITIES — 0.0%		(16,329)
TOTAL NET ASSETS — 100.0%		$68,834,069

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $20,520. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $21,000.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in a combination of Avantis exchange-traded funds (the underlying funds). The underlying funds represent a broadly diversified basket of equity and fixed income securities. The portfolio holdings of each underlying fund are available at avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended May 31, 2026 follows (amounts in thousands):

Fund/Underlying Fund	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(1)
Avantis Real Estate ETF	$750	$435	$124	$50	$1,111	23	$13	$24
Avantis U.S. Equity ETF	11,994	6,278	1,431	2,506	19,347	152	600	114
Avantis U.S. Large Cap Value ETF	4,051	2,187	545	1,168	6,861	76	197	47
Avantis U.S. Mid Cap Equity ETF	408	214	54	56	624	8	15	4
Avantis U.S. Mid Cap Value ETF	411	213	73	62	613	8	15	4
Avantis U.S. Small Cap Equity ETF	1,001	510	128	228	1,611	23	40	9
Avantis U.S. Small Cap Value ETF	983	505	134	222	1,576	13	37	13
Avantis Core Fixed Income ETF	8,535	5,375	1,339	(155)	12,416	299	26	349
Avantis Short-Term Fixed Income ETF	4,134	2,464	640	(76)	5,882	126	9	170
Avantis Emerging Markets Equity ETF	1,793	935	218	702	3,212	33	110	36
Avantis Emerging Markets Small Cap Equity ETF	270	142	33	40	419	6	9	6
Avantis Emerging Markets Value ETF	932	479	153	210	1,468	22	41	24
Avantis International Equity ETF	3,050	1,565	583	568	4,600	50	143	50
Avantis International Large Cap Value ETF	1,570	781	222	323	2,452	31	83	32
Avantis International Small Cap Equity ETF	275	154	38	60	451	6	14	5
Avantis International Small Cap Value ETF	354	152	62	97	541	5	23	7
Avantis Credit ETF(2)	—	5,939	396	52	5,595	109	1	—
	$40,511	$28,328	$6,173	$6,113	$68,779	990	$1,376	$894
(1)Distributions received includes distributions from net investment income and from capital gains, if any.
(2)Security, or a portion thereof, is on loan.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual financial statements.